                                                                    EXHIBIT 23.4





                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 27, 1996, included in the AMRE, Inc. Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this registration statement.


                                                        /s/Arthur Anderson LLP
                                                        ARTHUR ANDERSEN LLP

Dallas, Texas

         March 26, 1996